Export & Multinational Fund

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	214,409,017.19	86.498
Against	10,853,172.68	4.379
Abstain	12,887,923.76	5.199
Broker Non-Votes	9,726,198.12	3.924
TOTAL	247,876,311.75	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	215,651,976.19	87.000
Against	19,296,886.00	7.785
Abstain	12,927,449.56	5.215
TOTAL	247,876,311.75	100.000
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	232,399,982.97	93.756
Withheld	15,476,328.78	6.244
TOTAL	247,876,311.75	100.000
Ralph F. Cox
Affirmative	231,696,084.03	93.472
Withheld	16,180,227.72	6.528
TOTAL	247,876,311.75	100.000
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	231,467,575.05	93.380
Withheld	16,408,736.70	6.620
TOTAL	247,876,311.75	100.000
Robert M. Gates
Affirmative	232,391,155.65	93.753
Withheld	15,485,156.10	6.247
TOTAL	247,876,311.75	100.000
Abigail P. Johnson
Affirmative	232,043,396.01	93.613
Withheld	15,832,915.74	6.387
TOTAL	247,876,311.75	100.000
Edward C. Johnson 3d
Affirmative	232,090,857.88	93.632
Withheld	15,785,453.87	6.368
TOTAL	247,876,311.75	100.000
Donald J. Kirk
Affirmative	232,115,641.67	93.642
Withheld	15,760,670.08	6.358
TOTAL	247,876,311.75	100.000
Marie L. Knowles
Affirmative	232,729,917.40	93.890
Withheld	15,146,394.35	6.110
TOTAL	247,876,311.75	100.000
Ned C. Lautenbach
Affirmative	232,318,378.04	93.724
Withheld	15,557,933.71	6.276
TOTAL	247,876,311.75	100.000
Peter S. Lynch
Affirmative	233,038,284.78	94.014
Withheld	14,838,026.97	5.986
TOTAL	247,876,311.75	100.000
*Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	231,976,311.21	93.586
Withheld	15,900,000.54	6.414
TOTAL	247,876,311.75	100.000
William O. McCoy
Affirmative	232,222,985.50	93.685
Withheld	15,653,326.25	6.315
TOTAL	247,876,311.75	100.000
William S. Stavropoulos
Affirmative	231,701,293.20	93.475
Withheld	16,175,018.55	6.525
TOTAL	247,876,311.75	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	201,585,197.12	81.325
Against	20,581,245.59	8.303
Abstain	15,983,670.92	6.448
Broker Non-Votes	9,726,198.12	3.924
TOTAL	247,876,311.75	100.000

Spartan Arizona Municipal Income Fund

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	293,556,212.48	85.519
Against	21,675,839.93	6.315
Abstain	17,382,976.85	5.064
Broker Non-Votes	10,648,559.90	3.102
TOTAL	343,263,589.16	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	292,550,909.59	85.226
Against	32,742,472.54	9.539
Abstain	17,970,207.03	5.235
TOTAL	343,263,589.16	100.000
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	315,052,205.89	91.781
Withheld	28,211,383.27	8.219
TOTAL	343,263,589.16	100.000
Ralph F. Cox
Affirmative	314,389,703.98	91.588
Withheld	28,873,885.18	8.412
TOTAL	343,263,589.16	100.000
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	314,605,806.98	91.651
Withheld	28,657,782.18	8.349
TOTAL	343,263,589.16	100.000
Robert M. Gates
Affirmative	315,117,485.99	91.800
Withheld	28,146,103.17	8.200
TOTAL	343,263,589.16	100.000
Abigail P. Johnson
Affirmative	315,050,594.15	91.781
Withheld	28,212,995.01	8.219
TOTAL	343,263,589.16	100.000
Edward C. Johnson 3d
Affirmative	314,697,570.45	91.678
Withheld	28,566,018.71	8.322
TOTAL	343,263,589.16	100.000
Donald J. Kirk
Affirmative	315,361,736.19	91.872
Withheld	27,901,852.97	8.128
TOTAL	343,263,589.16	100.000
Marie L. Knowles
Affirmative	315,532,525.79	91.921
Withheld	27,731,063.37	8.079
TOTAL	343,263,589.16	100.000
Ned C. Lautenbach
Affirmative	315,530,995.67	91.921
Withheld	27,732,593.49	8.079
TOTAL	343,263,589.16	100.000
Peter S. Lynch
Affirmative	316,430,188.30	92.183
Withheld	26,833,400.86	7.817
TOTAL	343,263,589.16	100.000
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	315,225,156.37	91.832
Withheld	28,038,432.79	8.168
TOTAL	343,263,589.16	100.000
William O. McCoy
Affirmative	315,317,174.95	91.859
Withheld	27,946,414.21	8.141
TOTAL	343,263,589.16	100.000
William S. Stavropoulos
Affirmative	314,754,076.72	91.695
Withheld	28,509,512.44	8.305
TOTAL	343,263,589.16	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	33,302,022.83	83.483
Against	4,400,711.25	11.032
Abstain	1,858,648.11	4.659
Broker Non-Votes	329,440.93	0.826
TOTAL	39,890,823.12	100.000
*Denotes trust-wide proposals and voting results.

Spartan Maryland Municipal Income Fund

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	293,556,212.48	85.519
Against	21,675,839.93	6.315
Abstain	17,382,976.85	5.064
Broker Non-Votes	10,648,559.90	3.102
TOTAL	343,263,589.16	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	292,550,909.59	85.226
Against	32,742,472.54	9.539
Abstain	17,970,207.03	5.235
TOTAL	343,263,589.16	100.000
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	315,052,205.89	91.781
Withheld	28,211,383.27	8.219
TOTAL	343,263,589.16	100.000
Ralph F. Cox
Affirmative	314,389,703.98	91.588
Withheld	28,873,885.18	8.412
TOTAL	343,263,589.16	100.000
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	314,605,806.98	91.651
Withheld	28,657,782.18	8.349
TOTAL	343,263,589.16	100.000
Robert M. Gates
Affirmative	315,117,485.99	91.800
Withheld	28,146,103.17	8.200
TOTAL	343,263,589.16	100.000
Abigail P. Johnson
Affirmative	315,050,594.15	91.781
Withheld	28,212,995.01	8.219
TOTAL	343,263,589.16	100.000
Edward C. Johnson 3d
Affirmative	314,697,570.45	91.678
Withheld	28,566,018.71	8.322
TOTAL	343,263,589.16	100.000
Donald J. Kirk
Affirmative	315,361,736.19	91.872
Withheld	27,901,852.97	8.128
TOTAL	343,263,589.16	100.000
Marie L. Knowles
Affirmative	315,532,525.79	91.921
Withheld	27,731,063.37	8.079
TOTAL	343,263,589.16	100.000
Ned C. Lautenbach
Affirmative	315,530,995.67	91.921
Withheld	27,732,593.49	8.079
TOTAL	343,263,589.16	100.000
Peter S. Lynch
Affirmative	316,430,188.30	92.183
Withheld	26,833,400.86	7.817
TOTAL	343,263,589.16	100.000
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	315,225,156.37	91.832
Withheld	28,038,432.79	8.168
TOTAL	343,263,589.16	100.000
William O. McCoy
Affirmative	315,317,174.95	91.859
Withheld	27,946,414.21	8.141
TOTAL	343,263,589.16	100.000
William S. Stavropoulos
Affirmative	314,754,076.72	91.695
Withheld	28,509,512.44	8.305
TOTAL	343,263,589.16	100.000
PROPOSAL 4
To modify the fundamental investment objective of the fund.
	# of Votes	% of Votes
Affirmative	42,637,845.55	76.830
Against	8,620,351.94	15.533
Abstain	3,645,335.95	6.569
Broker Non-Votes	592,920.84	1.068
TOTAL	55,496,454.28	100.000
PROPOSAL 5
To modify a fundamental 80% investment policy of the fund.
	# of Votes	% of Votes
Affirmative	42,189,851.36	76.023
Against	8,965,996.06	16.156
Abstain	3,747,686.02	6.753
Broker Non-Votes	592,920.84	1.068
TOTAL	55,496,454.28	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	40,462,886.76	72.911
Against	10,042,014.67	18.095
Abstain	4,398,632.01	7.926
Broker Non-Votes	592,920.84	1.068
TOTAL	55,496,454.28	100.000
*Denotes trust-wide proposals and voting results.